GRANITESHARES ETF TRUST

GRANITESHARES FUND	Nasdaq STOCK market Llc. TICKER SYMBOL
GRANITESHARES 2x Long P Daily ETF	pul
GRANITESHARES 2x SHORT P Daily ETF	pSD

SUPPLEMENT DATED june [12], 2026

TO THE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION DATED may 26, 2026

GraniteShares 2x Long P Daily ETF and GraniteShares 2x Short P Daily ETF (each a “Fund” and together the “Funds”) are a series of GraniteShares ETF Trust.

Effective June [15], 2026, the Funds will change their name. This Supplement revises the Funds’ prospectus and SAI and (“Prospectus”) to reflect these changes.

Previous FUND name	NEW FUND NAME EFFECTIVE JUNE [15], 2026
GRANITESHARES 2x Long PSTG Daily ETF	GRANITESHARES 2x Long P Daily ETF
GRANITESHARES 2x SHORT PSTG Daily ETF	GRANITESHARES 2x SHORT P Daily ETF

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Investors Should Retain This Supplement for Future Reference